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EXHIBIT 24.1

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVI BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ DENIS R. BURGER DENIS R. BURGER, Ph.D. Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVI BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ MARK M. WEBBER MARK M. WEBBER Chief Financial Officer and Chief Information Officer (Principal Financial and Accounting Officer)

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVI BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ PATRICK L. IVERSEN PATRICK L. IVERSEN Senior Vice President of Research and Development and Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVI BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ DWIGHT D. WELLER DWIGHT D. WELLER, Ph.D. Senior Vice President of Chemistry and Manufacturing and Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVIi BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ ANDREW J. FERRARA ANDREW J. FERRARA Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVIi BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ BRUCE L.A. CARTER BRUCE L.A. CARTER Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVI BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ JOHN W. FARA JOHN W. FARA Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVI BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ JAMES B. HICKS JAMES B. HICKS Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, in his name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the registration and sale of up to 2,500,000 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") acquirable pursuant to the terms of the AVI BioPharma, Inc. 2002 Equity Incentive Plan ("2002 S-8") and amendments to such 2002 Form S-8, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact (including to add additional shares), granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorney-in-fact unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective December 5, 2002.

/s/ JOSEPH RUBINFELD JOSEPH RUBINFELD, Ph.D. Director

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  EXHIBIT 24.1